UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2008

PANTHEON CHINA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52275	20-4665079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 10-64 #9 Jianguomenwai Avenue Chaoyang District, Beijing, China	100600
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-10-85322720

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A amends the Form 8-K/A filed on December 11, 2008, which amended the Form 8-K filed on December 9, 2008, and is being filed to replace the exhibits to such 8-K/A with the actual agreements entered into by the parties.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1           Put and Call Option Agreement dated December 10, 2008.

10.2           Put and Call Option Agreement dated December 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 2008
PANTHEON CHINA ACQUISITION CORP.

By:	/s/ Mark D. Chen
Mark D. Chen
Chairman, Chief Executive Officer and President